Loans and Loans Held for Sale - Summary of Nonperforming Assets (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Nonperforming Assets
Nonaccrual loans	$ 8,573	$ 12,387	$ 36,018
Nonaccrual TDRs	4,929	10,067	18,940
Total nonaccrual loans	13,502	22,454	54,958
OREO	200	410	911
Total Nonperforming Assets	$ 13,702	$ 22,864	$ 55,869